Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 18, 2004


                                           /s/ Terry K. Glenn
                                           ------------------
                                           Terry K. Glenn,
                                           President of
                                           Merrill Lynch California Insured
                                           Municipal Bond Fund of Merrill Lynch
                                           California Municipal Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust and will be retained by Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 18, 2004


                                           /s/ Donald C. Burke
                                           Donald C. Burke,
                                           Chief Financial Officer of
                                           Merrill Lynch California Insured
                                           Municipal Bond Fund of Merrill Lynch
                                           California Municipal Series Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust and will be retained by Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.